UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into A Material Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Allonge to Vista Note

On February 8, 2021, Brain Scientific Inc. (the “Company”) entered into an Allonge #3 to Convertible Note (the “Allonge #3”), which amends that certain Convertible Note of the Company (the “Original Note”) in the original principal amount of $275,000 (the “Original Principal Amount”) dated December 31, 2019, in favor of Vista Capital Investments, LLC (“Vista”), as the Original Note was amended by that Allonge dated August 8, 2020 and that Allonge #2 dated as of October 29, 2020. The Allonge #3 amends the Original Note, as amended, by extending the maturity date thereof to May 1, 2021.

As consideration for the Allonge #3, the Original Principal Amount was increased by an additional ten percent, so that the outstanding balance of the Original Note as amended, after the Allonge #3, will be $395,307, and the Company agreed to issue 50,000 shares of its common stock to Vista (the “Consideration Shares”).

The foregoing is a brief description of the terms of the Allonge #3 and is qualified in its entirety by reference to the full text of the Allonge #3, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Loan Agreement

On February 9, 2021, the Company entered into a Loan Agreement (the “Loan Agreement”) with James Besser (the “Lender”), pursuant to which the Company borrowed $500,000 from the Lender (the “Loan”). The Loan shall be repaid in full upon the earlier of six months or the consummation of certain business combinations as specified in the Loan Agreement (the “Business Combination”). The interest rate is 10% per annum. In the event of a Business Combination, the Loan shall be converted into or credited towards or applied to the consideration paid or payable in respect of the Business Combination.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K relating to the issuance of the Consideration Shares is incorporated by reference herein. The Consideration Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as no general solicitation was used in the offer and sale of such securities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Allonge #3 to Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board, Secretary and Executive Vice President

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